UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act 1934

Date of Report (Date of earliest event reported): February 24, 2020

BITMIS CORP.
(Exact name of registrant as specified in its charter)

Nevada	333- 214469	98-1310024
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Room 215, Building 25, No. 139 Dongyi Road, Donghuan Street, Panyu District, Guangzhou City, China	511400
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including areas code: (86) 02080501579

Unit No. 5784, 152 Chartered Square Building, 212/19,

Bangkok, Thailand 10500

(Former Name or Former Address, is Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Explanatory Note

This Amendment No. 1 to the Current Report on Form 8-K, filed with the Securities and Exchange Commission by Bitmis Corp. (the “Company”) on February 28, 2020 ( the “Original 8-K”), is being filed for the sole purpose of correcting certain errors in the second paragraph of Item 5.02 of the Form 8-K, which incorrectly stated that Mr. Kin Chiu Leung has served as director of Guangdong Ruiteng Catering Management Co., Ltd. (“Guangdong Ruiteng”) and a director of Ruiteng Holding Co., Ltd., the parent company of Guangdong Ruiteng since June 2018 and From February 2005 to May 2018, Mr. Leung served as vice president and M&A department manager at Arem Pacific Corp. The paragraph has been replaced in its entirety below. This Amendment reports events as of the filing date of the Original 8-K and does not reflect events that may have occurred subsequent to the original filing date, and except as described above, no other changes have been made to the Original 8-K.

Item 5.01	Changes in Control of Registrant.

On February 24, 2020, Anna Varlamova, the president, treasurer, secretary and director of Bitmis Corp. (the “Company”) sold 5,000,000 shares of the Company’s common stock, representing 80% of the total issued and outstanding shares of common stock of the Company, in a private transaction (the “Transaction”) to Li Wen Chen, Bin Feng Zhao, Heng Jian Yang, Kin Chiu Leung, Jin Jia Mai and Zhong Xiong Chen for an aggregate purchase price of $395,000 (the “Purchase Price”).  Li Wen Chen, Bin Feng Zhao, Heng Jian Yang, Kin Chiu Leung, Jin Jia Mai and Zhong Xiong Chen (collectively, the “Purchasers”) purchased, respectively, 1,250,000 shares, 1,000,000 shares, 1,000,000 shares, 750,000 shares, 500,000 shares and 500,000 shares of the common stock of the Company from Anna Varlamova. The share ownership of Li Wen Chen, Bin Feng Zhao, Heng Jian Yang, Kin Chiu Leung, Jin Jia Mai and Zhong Xiong Chen represents, respectively, 20%, 16%, 16%, 12%, 8% and 8% of the total issued and outstanding shares of common stock of the Company. The Purchasers paid the Purchase Price using their personal funds.  The information set forth in Item 5.02 of this Form 8-K is hereby incorporated by reference into this Item 5.01.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

In connection with the Transaction, on February 24, 2020, Kin Chiu Leung, Bi Feng Zhao, Li Wen Chen, Heng Jian Yang and Zhong Xiong Chen were each appointed as a director of the Board of Directors of the Company (the “Board“). On February 24, 2020, Anna Varlamova resigned from her positions as a director of the Board, the president, the treasurer and the secretary of the Company. On February 24, 2020, the Board appointed Kin Chiu Leung as the Company’s President and Chairman of the Board, Bi Feng Zhao as the Chief Executive Officer (“CEO”) of the Company, Li Wen Chen as the Chief Financial Officer (“CFO”) and Treasurer of the Company and Jian Li as the Secretary of the Company.

Mr. Kin Chiu Leung, age 57, has served as director of Guangdong Ruiteng Catering Management Co., Ltd. (“Guangdong Ruiteng”) and a director of Ruiteng Holding Co., Ltd., the parent company of Guangdong Ruiteng since December 2019. From February 2005 to November 2019, Mr. Leung served as vice president and M&A department manager at Arem Pacific Corp. From March 1998 to January 2005, Mr. Leung worked at JPM Melbourne as Investment Banking manager. Mr. Leung received his first Bachelor Degree of Electronic Engineering from South China University of Technology, Guangzhou, China in 1985 and his second Bachelor Degree of Computer Sciences from La Trobe University, Melbourne, Australia in 1991. Mr. Leung received his double Master Degrees of International Finance and EMBA in Business Administration from University of Sydney, Australia in 1995.

Mr. Bi Feng Zhao, age 35, has served as the general manager of Genji Biotechnology Co., Ltd. since November 2017. From June 2016 to November 2017, Mr. Zhao served as the manager of administrative department and assistant to the general manager of Zhuhai Kangjin Electric Co., Ltd. From April 2011 to June 2016, Mr. Zhao served as the director of the president’s office and assistant to the president of Guangdong Lixinyuan Real Estate Co., Ltd. From May 2010 to April 2011, Mr. Zhao served as the manager of administrative department of Zhuhai Youlaidi Kitchenware Co., Ltd. Mr. Zhao graduated from Guangdong Baiyun University with a major in logistics management in 2006.

Ms. Li Wen Chen, age 49, has serviced as chief financial officer of Guangdong Ruiteng since December 2019. From July 2015 to November 2019, Ms. Chen served as the director of business development department of Guangdong Venture Capital Development Co., LTD. From December 2008 to June 2015, Ms. Chen served as the sales director of Guangzhou Jingxing Real Estate Co., LTD. Ms. Chen graduated from Guangzhou No.24 Middle School of Finance and Economics with a major in accounting in 1989.

Mr. Heng Jian Yang, age 48, has served as general manager of Guangdong Ruiteng since December 2019. Mr. Yang was the general manager of Kaitianshi (Guangzhou) Catering Management Co., LTD from October 2018 to November 2019. Mr. Yang worked as executive director and general manager of Guangzhou Gaozhan Catering Management Co., Ltd. from January 2010 to August 2018. From August 1997 to January 2010, Mr. Yang served as the South China Regional Director for Shanghai RBT Tea Group. From May 1993 to August 1997, Mr. Yang was the head chef of the South China District of Hong Kong Fairwood Holdings Ltd. Mr. Yang graduated with a cooking diploma from Guangzhou Vocational School of Tourism &Business in 1990.

Mr. Zhong Xiong Chen, age 51, was the general manager of the bidding department of Guangdong Jinhaoze Construction Co., Ltd. from October 2008 to February 2020. Mr. Chen received his bachelor degree of Construction Engineering from Wuhan University of Technology in 2007.

In connection with his service as the President, the Company provides Mr. Leung compensation in the amount of RMB 120,000 (approximately $17,143) per year with a term of employment for one year. In connection with his service as the Chief Executive Officer, the Company provides Mr. Zhao compensation in the amount of RMB 120,000(approximately $17,143) per year with a term of employment for one year. In connection with her service as the Treasurer and Chief Financial Officer, the Company provides Ms. Chen compensation in the amount of RMB 120,000 (approximately $17,143) per year with a term of employment for one year. The employment agreements of Mr. Leung, Ms. Chen and Mr. Zhao include standard clauses relating to noncompetition, nonsolicitation and indemnification in connection with their services as the Company’s officers.

Mr. Kin Chiu Leung, Mr. Bi Feng Zhao, Ms. Li Wen Chen, Mr. Heng Jian Yang and Mr. Zhong Xiong Chen were appointed as a closing condition for the Transaction.  There is no family relationships exist among our directors.

There are no transactions to which the Company is a party and in which Mr. Kin Chiu Leung, Mr. Bi Feng Zhao, Ms. Li Wen Chen, Mr. Heng Jian Yang and Mr. Zhong Xiong Chen have a direct or indirect material interest that would be required to be disclosed under Item 404(a) of Regulation S-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BITMIS CORP.

Date: March 2, 2020	By:	/s/ Kin Chiu Leung
Kin Chiu Leung President and Chairman of the Board

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